    As filed with the Securities and Exchange Commission on February 26, 2002

                                                      Registration No. 333-82012
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                               ZYMOGENETICS, INC.
             (Exact name of registrant as specified in its charter)

         WASHINGTON                                  91-1144498
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                             1201 EASTLAKE AVENUE E.
                                SEATTLE, WA 98102
                                 (206) 442-6600
               (Address, including zip code, and telephone number,
              including area code of principal executive offices)

                 AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN
                            2001 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                                JAMES A. JOHNSON
                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                  AND TREASURER
                               ZYMOGENETICS, INC.
                             1201 EASTLAKE AVENUE E.
                                SEATTLE, WA 98102
                                 (206) 442-6600
 (Name, address and telephone number, including area code, of agent for service)

                             ----------------------

                                   COPIES TO:

                                   ANDREW BOR
                                PERKINS COIE LLP
                          1201 THIRD AVENUE, SUITE 4800
                         SEATTLE, WASHINGTON 98101-3099
                                 (206) 583-8888

                             ----------------------

                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8

ZymoGenetics, Inc., a Washington corporation (the "Registrant"), is filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-82012) of the Registrant for the sole purpose of correcting a typographical error in the I.R.S. Employer Identification No. ("EIN") on the cover page of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 1, 2002. The correct EIN of the Registrant is 91-1144498.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on the 25th day of February, 2002.

                                    ZYMOGENETICS, INC.

                                    By:  /s/ James A. Johnson
                                        ----------------------------------------
                                         James A. Johnson
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated below on the 25th day of February, 2002.


                 SIGNATURE                                                    TITLE


            Bruce L. A. Carter*                                             President,
----------------------------------------------                 Chief Executive Officer, and Director
         Bruce L. A. Carter, Ph.D.                                 (Principal Executive Officer)

           /s/ James A. Johnson                                       Senior Vice President,
----------------------------------------------                 Chief Financial Officer and Treasurer
             James A. Johnson                              (Principal Accounting and Financial Officer)

             George B. Rathman*
----------------------------------------------
         George B. Rathman, Ph.D.                              Chairman of the Board of Directors

              David I. Hirsh*
----------------------------------------------
           David I. Hirsh, Ph.D.                                            Director

             Jonathan S. Leff*
----------------------------------------------
             Jonathan S. Leff                                               Director

             Kurt Anker Nielsen*
----------------------------------------------
             Kurt Anker Nielsen                                             Director

             Edward E. Penhoet*
----------------------------------------------
          Edward E. Penhoet, Ph.D.                                          Director


              Lori F. Rafield*
----------------------------------------------
           Lori F. Rafield, Ph.D.                                           Director

            Lars Rebien Sorensen*
----------------------------------------------
            Lars Rebien Sorensen                                            Director


*By:           /s/ James A. Johnson
    ------------------------------------------
                 James A. Johnson
                (Attorney-In-Fact)